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                                                                    EXHIBIT 24.2

                            PRIDE INTERNATIONAL, INC.

                                POWER OF ATTORNEY

     WHEREAS, PRIDE INTERNATIONAL, INC., a Delaware corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (File No. 333-107051) and a Registration Statement on Form S-3 (File No. 333-107996), each of which includes a prospectus (collectively, the "Registration Statements"), and intends to file with the Commission such further amendments thereto, whether pre-effective or post-effective, including without limitation any registration statements of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to each such Registration Statement, in connection with the registration of securities of the Company;

     NOW, THEREFORE, the undersigned hereby appoints Paul A. Bragg and W. Gregory Looser, and each of them severally, each of whom may act without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statements and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of March, 2004.


                                          /s/ Louis A. Raspino
                                          -----------------------------------
                                          Louis A. Raspino
                                          Executive Vice President and Chief
                                          Financial Officer